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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 4, 2006

                            -------------------------

                                  WEB.COM, INC.
             (Exact name of registrant as specified in its charter)

                            -------------------------

         MINNESOTA                     000-17932                41-1404301
         ---------                     ---------                ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2477

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION.
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information provided pursuant to this Item 2.02 is to be considered " furnished" and not "filed" under the Securities Exchange Act of 1934 ("Exchange Act") and not incorporated by reference into those filings of Web.com, Inc. (the "Company") that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

     On May 4, 2006, the Company issued a press release regarding its financial results for its fiscal quarter ended March 31, 2006. The Company hereby incorporates by reference herein the information set forth in its Press Release dated May 4, 2006, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and shall not create any implication that the affairs of the Company have continued unchanged since such date. The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. These non-GAAP financial measures have been presented because management uses this information in monitoring and evaluating the Company's on-going financial results and trends and believes that as a result, this information will be useful to investors. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.
                N/A
     (b) Pro Forma Financial Information.
                N/A
     (c) Shell Company Transactions.
                N/A
     (d) Exhibits.

Exhibit Number             Description
--------------             -----------

      99.1*                Press Release dated May 4, 2006

* This exhibit is furnished, not filed.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Web.com, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2006

                                       WEB.COM, INC.



                                       By:  /s/ Joseph A. Newcomb
                                           ------------------------------------
                                            Joseph A. Newcomb
                                            Executive Vice President and
                                            General Counsel
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                                  Exhibit Index
                                  -------------


         Exhibit Number             Description
         --------------             -----------

         99.1*                      Press Release dated May 4, 2006


* This exhibit is furnished, not filed.